Earnings per Share - Summary of Earnings Per Share (Detail) - CAD ($) $ / shares in Units, shares in Thousands, $ in Millions	3 Months Ended
	Jan. 31, 2026	Oct. 31, 2025	Jan. 31, 2025
Basic EPS
Net income attributable to equity shareholders	$ 3,093	$ 2,174	$ 2,163
Less: Preferred share dividends and distributions on other equity instruments	106	116	88
Net income attributable to common shareholders	$ 2,987	$ 2,058	$ 2,075
Weighted-average common shares outstanding	924,661	928,805	942,039
Basic EPS	$ 3.23	$ 2.21	$ 2.2
Diluted EPS
Net income attributable to common shareholders	$ 2,987	$ 2,058	$ 2,075
Weighted-average common shares outstanding	924,661	928,805	942,039
Add: Stock options potentially exercisable	6,740	6,310	5,306
Weighted-average diluted common shares outstanding	931,401	935,115	947,345
Diluted EPS	$ 3.21	$ 2.2	$ 2.19